UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2010 (February 23, 2010)

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

Amendments to Executive Employment Agreements and Change in Control Agreements for Neal J. Keating and William C. Denninger

At its February 23, 2010 meeting, the Kaman Corporation (the “Company”) Board of Directors approved changes to the existing employment agreements and change in control agreements for Neal J. Keating, its Chairman, President and Chief Executive Officer and William C. Denninger, its Senior Vice President and Chief Financial Officer. The changes provide the Company, with respect to each officer, a right to recapture compensation (the “Recapture Amount” described below) paid or received, or to be paid or received, by the officer relating to Incentive Compensation (as described below) awards made on or after January 1, 2010 with respect to fiscal periods beginning with 2010 when there is a Mandatory Restatement (as described below) of the Company’s financial statements for fiscal 2010 or any year thereafter that arises directly from the fraudulent or knowing, intentional misconduct of the officer.

Copies of Amendment No. 1 to Executive Employment Agreement and Amendment No. 1 to Amended and Restated Change in Control Agreement for Mr. Keating are attached hereto as Exhibits 10.1 and 10.2, respectively. Copies of Amendment No. 1 to Executive Employment Agreement and Amendment No. 1 to Change in Control Agreement for Mr. Denninger are attached hereto as Exhibits 10.3 and 10.4, respectively. Each of these agreements is incorporated herein by reference. The amendments are identical for each of Mr. Keating and Mr. Denninger, except that Mr. Denninger’s employment agreement amendment also corrects a scrivener’s error.

The following summary of these amendments does not purport to be complete and is subject to and qualified in its entirety by reference to the attached agreements.

Amendment No. 1 to Executive Employment Agreements

The amendment provides that in the event there is a Mandatory Restatement of the Company’s financial statements (for any fiscal period beginning with 2010) that results directly from the officer’s fraudulent or knowing, intentional misconduct, the officer will pay the Company the Recapture Amount, which is an amount related to Incentive Compensation awards that are contingent upon achievement of specified performance targets (rather than, for example, the passage of time). A “Mandatory Restatement” is a restatement of the Company’s financial statements which is required, in the good faith opinion of the Company’s independent registered public accounting firm (the “Auditors”), pursuant to generally accepted accounting principles, but excludes restatements that are a consequence of a change in generally accepted accounting rules effective after the publication of the first issuance of such financial statements. A Mandatory Restatement does not include a restatement that occurs more than 3 years after the officer’s termination of employment or one that, in the good faith judgment of the Board’s Audit Committee, is due to a change in the manner in which the Company’s Auditors or government authorities interpret the application of generally accepted accounting principles or is otherwise due to events, facts, or changes in law or practice that are considered by the Audit Committee to be immaterial. The “Recapture Amount” that the officer is required to pay the Company essentially consists of the difference between (1) Incentive Compensation paid or received (or to be paid or received) pursuant to awards made within the twelve-month period following first issuance of financial statements that subsequently become subject to a Mandatory Restatement; and (2) the amount that would be paid or received based on the financial results reported in the Mandatory Restatement, as determined by the Board’s Personnel & Compensation Committee that exists at the time of determination. “Incentive Compensation” means amounts paid or received (or to be paid or received) under awards made on or after January 1, 2010 with respect to fiscal periods beginning with 2010, pursuant to annual cash incentive awards under the Company’s Cash Bonus Plan, long-term performance awards or other equity-based awards under the Company’s Stock Incentive Plan if vesting or lapse of restrictions is dependent upon achievement of financial performance objectives, and like compensation under other or successor plans where entitlement to payment is dependent upon achievement of financial performance objectives.

The Board’s Personnel & Compensation Committee is generally responsible for administration of the compensation recapture provisions of the amendment and that Committee’s decisions are final and binding on the parties, except for the Audit Committee responsibilities previously described and the officer’s right to appeal to the Board for a review of any determination that the officer believes is incorrect, excessive or otherwise inequitable.

The amendment does not supersede the Company’s right to enforce any provision of the Executive Employment Agreement nor does it affect the officer’s entitlement to any other benefits provided under the Executive Employment Agreement.

The amendment for Mr. Denninger also corrects an administrative oversight in his original Executive Employment Agreement with a clarification that in the event of termination of employment by the Company other than for cause (other than a termination due to disability or death) or by the officer for good reason, the Company shall continue to pay all premiums on the life insurance coverage issued to Mr. Denninger for a period of 24 months, but in no event later than his retirement eligibility date (age 65). This provision is included in the executive employment agreements for other Company executives that have previously been filed with the SEC.

Amendment to Change in Control Agreements

The amendment provides generally that the Company’s rights with respect to compensation recapture under the Executive Employment Agreement are not affected by the provisions of the Change in Control agreement.  The amendments for Mr. Keating and Mr. Denninger are the same.

Item 9.01                     Financial Statements and Exhibits.

Exhibit 10.1	Amendment No. 1 to Executive Employment Agreement between Neal J. Keating and Kaman Corporation

Exhibit 10.2	Amendment No. 1 to Amended and Restated Change in Control Agreement between Neal J. Keating and Kaman Corporation

Exhibit 10.3	Amendment No. 1 to Executive Employment Agreement between William C. Denninger and Kaman Corporation

Exhibit 10.4	Amendment No. 1 to Change in Control Agreement between William C. Denninger and Kaman Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Candace A. Clark
Candace A. Clark
Senior Vice President, Chief Legal Officer and Secretary

Date: February 25, 2010

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit 10.1	Amendment No. 1 to Executive Employment Agreement between Neal J. Keating and Kaman Corporation

Exhibit 10.2	Amendment No. 1 to Amended and Restated Change in Control Agreement between Neal J. Keating and Kaman Corporation

Exhibit 10.3	Amendment No. 1 to Executive Employment Agreement between William C. Denninger and Kaman Corporation

Exhibit 10.4	Amendment No. 1 to Change in Control Agreement between William C. Denninger and Kaman Corporation